Exhibit 10.254

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (“Guaranty”) is made as of December 31, 2012 by ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (“Guarantor”), to and for the benefit of 1761 PINEWOOD HOLDINGS LLC, a Delaware limited liability company (“Lender”).

W I T N E S S E T H:

WHEREAS, AdCare Property Holdings, LLC, an Ohio limited liability company, and Lender have entered a Purchase and Sale Agreement dated April 27, 2012 (the “PSA”), pursuant to which AdCare Property Holdings, LLC has agreed to purchase and Lender has agreed to sell certain assets and real property, expressly including that certain skilled nursing facility commonly known as “Sumter Valley Nursing and Rehab Center” located at 1762 Pinewood Road, Sumter, South Carolina 29154 (the “Facility”); and

WHEREAS, AdCare Property Holdings, LLC has assigned its rights under the PSA to acquire the Facility to Sumter Valley Property Holdings, LLC (the “Borrower”);

WHEREAS, Borrower a wholly owned subsidiary of AdCare Property Holdings, LLC, which in turn is a wholly owned subsidiary of Guarantor, and Guarantor has received adequate consideration for the execution and delivery of this Guaranty; and

WHEREAS, in connection with the sale of the Facility and payment therefor Borrower has executed and delivered to Lender a Promissory Note of even date herewith (the “Note”) pursuant to which Borrower has agreed to borrow from Lender, and Lender has agreed to lend to Borrower $250,000.00 (the “Principal Amount”); and

WHEREAS, Lender is willing to make the Principal Amount available to Borrower by way of a loan only upon the condition that Guarantor executes and delivers to Lender this Guaranty and agree to perform and to comply with its obligations under this Guaranty; and

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to loan the Principal Amount to Borrower, Guarantor, intending to be legally bound hereby, agree as follows:

NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.             Guaranty of Payment.  Guarantor hereby guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Borrower to Lender under the Note (all such obligations, together with any extensions or renewals thereof, are collectively the “Liabilities”), and Guarantor further agrees to pay all expenses (including reasonable attorneys’ fees) actually paid or incurred by

Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty.

2.                                      Primary Liability of Guarantor.  Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral.  This is a guaranty of payment and not merely of collection.

3.                                      Continuing Guaranty.  This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect, subject to discontinuance as to Guarantor only upon actual receipt by Lender of the indefeasible payment in full of the Liabilities.

4.                                      Rescission or Return of Payment on Liabilities.  Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Guarantor or any Borrower), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lender had not been made.

5.                                      Waiver of Notice and Other Matters.  Guarantor waives: (a) notice of the acceptance by Lender of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

6.                                      Waiver and Modifications.  No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender.

7.                                      Obligations Under Guaranty.  No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of Guarantor under this Guaranty.  For the purposes of this Guaranty, Liabilities shall include all Obligations of Borrower to Lender, notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall affect or impair the obligations of Guarantor hereunder.  The obligations of Guarantor under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of Guarantor.  Guarantor acknowledges that there are no conditions to the effectiveness of this Guaranty.

8.                                      Successors.  This Guaranty shall be binding upon Guarantor, and upon the successors and assigns of Guarantor.

9.                                      Representations and Warranties.  Guarantor warrants that:

(a)                                 Guarantor has the full and absolute power to execute and deliver this Guaranty and to perform its obligations hereunder.

(b)                                 The execution and delivery of this Guaranty and the performance by Guarantor of Guarantor’s obligations hereunder do not and will not conflict with any provision of law or of any agreement binding upon Guarantor.

(c)                                  The Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

10.                               Law.  THIS GUARANTY, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS GUARANTY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE SOUTH CAROLINA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, AND SHALL BE CONSTRUED WITHOUT THE AID OF ANY CANON, CUSTOM OR RULE OF LAW REQUIRING CONSTRUCTION AGAINST THE DRAFTSMAN.

11.                               Severability.  Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

12.                               Captions.  Section captions used in this Guaranty are for convenience only, and shall not affect the construction of this Guaranty.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Guaranty Agreement has been duly executed as of the day and year first above written.

GUARANTOR:

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ Christopher F. Brogdon
Name:	Christopher F. Brogdon
Title:	Vice Chairman